Exhibit 99.1

Rosetta
RESOURCES

BUILDING ROCK SOLID VALUE
IN UNCONVENTIONAL RESOURCES

Rosetta Resources Inc.
Third Quarter 2013 Earnings Review
November 7, 2013

Earnings Call Agenda
Overview Jim Craddock
Financial Update John Hagale
Operational Update John Clayton
Closing Remarks Jim Craddock

Overview - Jim Craddock
• Successfully executed first operated horizontal well
 completion in southern Reeves County, Delaware Basin
• Added fifth rig to further expand development activities in the
 Delaware Basin
• Set an all-time record in daily equivalent production and daily oil production
• Recorded sequential Eagle Ford daily equivalent production growth for the 15th consecutive quarter

Financial Update - John Hagale
• Higher adjusted net income and revenues for quarter
 primarily due to increased production and higher realized oil prices
• Third quarter revenues reflect 60% from oil sales; 84% from liquids
• Active hedging program continued with new swaps in place

Production Guidance *(MBoe/d)*

Average daily production	54	-	56
2013 exit rate	57	-	59

Expense Guidance *($/Boe)*

Direct Lease Operating Expense	$ 3.00	-	$ 3.15
Workover Expenses	0.55	-	0.58
Insurance	0.04	-	0.04
Ad Valorem Tax	0.52	-	0.55
Treating and Transportation	4.15	-	4.35
Production Taxes	1.35	-	1.45
DD&A	13.45	-	14.00
G&A, excluding Stock-Based Compensation	3.80	-	4.00
Interest Expense	1.35	-	1.40

2013 Fourth Quarter Guidance

Operational Update - John Clayton
• Spent $262 MM in third quarter 2013 capex; drilled 43 gross operated wells and completed 33 (20 Eagle Ford)
• Third quarter 2013 total production of 50.9 MBoe/d (30% oil / 35%
 NGLs)
• Eagle Ford production on track; Permian production behind schedule
• Operated five rigs; mostly at Gates Ranch, Briscoe Ranch, Tom Hanks, and Central Dimmit area
• Operated four - five rigs in Permian, Reeves County
• At quarter-end, 53 Eagle Ford and 3 Permian wells drilled awaiting completion
2014 Rig Count
 • Eagle Ford - Operate six rigs (two at Gates Ranch)
 • Permian - Operate six rigs in Reeves Co. (four drilling horizontal Wolfcamp wells)

MBoe/d
Eagle Ford
Permian
Divested/Other
2013 Guidance
60
50
40
30
20
10
-
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
2013 4th Qtr
2013 Exit Rate
20.7
1.1
22.4
4.9
24.0
8.2
24.5
11.3
25.9
14.9
26.8
21.6
25.6
21.7
32.0
27.4
33.8
30.4
33.4
32.2
37.1
36.5
44.3
44.2
47.0
46.8
48.8
1.6
47.0
50.9
2.2
48.5
54 - 56
57 - 59

% Liqs/Oil	14/5	19/7	24/10	29/12	33/15	46/18	51/19	49/22	52/22	59/24	60/30	62/26	62/26	62/25	65/30	*62/28*
Oil, MBbls/d	1.0	1.6	2.4	3.0	3.8	4.7	4.9	7.0	7.4	8.0	11.0	11.7	12.4	12.2	15.2	*15 -16*

Quarterly Production Performance

Rosetta
RESOURCES

475

ROSE
A
ROSE
B
COMPLETED PRIOR TO Q3 2013
COMPLETION ACTIVITY Q3 2013
DRILLED AWAITING COMPLETION Q3 2013

Gates Ranch
“Upper Eagle Ford” Pilots

No.46
A-1165
No.35
A-81
No.33
No.31
A-84
No.10
A-1249
No.8
A-1113
BRISCOE RANCH
COMPLETED PRIOR TO Q3 2013
COMPLETION ACTIVITY Q3 2013
DRILLED AWAITING COMPLETION Q3 2013

Summary - As of 9/30/2013
Briscoe Ranch (Column Development Program)
• 3,545 net acres in southern
 Dimmit County
• 13 gross completions to date
 • 3Q 2011 - 1 completion
 • 3Q 2012 - 3 completions
 • 3Q 2013 - 9 completions;
 placed on production in 4Q
 2013 (October)
• 55 net well locations remaining
 • 18 wells drilled awaiting
 completion

Concho
TYCOON #2501H
Energen
BODACIOUS #1H
~7 miles
Concho
TYCOON #1804H
BALMORHEA 32-15 #1H
~2.5 miles
Rosetta
SAM BASS STATE
Balmorhea 32-15 #1H
Gross Stabilized IP, Boe/d
24-hr = 1,323 (87% oil / 5% NGLs)
7-day = 969 (85% oil / 5% NGLs)
30-day = 737 (83% oil / 6% NGLs)
Rosetta
GAUCHO 15-2 #2H
Rosetta
BLACK BART
Rosetta
GAUCHO #1H
Rosetta Operated
Rosetta Non-Operated
Other Operators

10

Horizontal Activity / Proposed Wells

Concho
TYCOON #2501H
Energen
BODACIOUS #1H
Rosetta
BALMORHEA 32-15 #1H
Concho
TYCOON #1804H
Rosetta
SAMBASS STATE
Rosetta
GAUCHO 15-2 #2H
Rosetta
BLACK BART
Rosetta
GAUCHO #1H
Rosetta Operated
Rosetta Non-Operated
Rosetta Operated
Rosetta Non-Operated
Other Operators

11

Permian - Horizontal Development
Operated vs. Non-Operated

Rosetta RESOURCES

611 gross operated (74% WI) Horizontal Well Locations[1]

Concho
TYCOON #2501H
Energen
BODACIOUS #1H
Concho
TYCOON #1804H
Rosetta
SAMBASS STATE
Rosetta
GAUCHO #1H
Rosetta Operated
Rosetta Non-Operated
Rosetta Operated
Rosetta Non-Operated
Other Operators

1. Horizontal project count includes potential in multiple horizons (Wolfcamp A, B-C, and 3rd Bone Springs).

12

Permian - Horizontal Development Plan 9/30/2013

Net acres	Drilling rig activity	Wells completed	Wells awaiting completion	Well Spacing	Remaining locations	Avg Cost / Well ($M)	Rig years (16 wells/year)	Years remaining
Gates Ranch (75% NRI)	26,230	2 - 3	124	28	55	308	$6.5 - $7.0	20	
Briscoe Ranch (81.3% NRI)	3,545	1	13	18	50	55	$6.5 - $7.0	4	
Central Dimmit[1] (75 – 77% NRI)	8,496	1	12	3	60	104	$5.5 - $7.0	7	
Karnes Trough[2] (75 - 80% NRI)	1,902	-	25		60		$7.5 - $8.0		
Tom Hanks (77% NRI)	3,461	0 - 1	1	3	50	56	$5.5 - $7.0	3	
Lopez (75% NRI)	505	1	1	1	50	7	$7.5 - $8.0	1	
Undelineated Acreage[3] (75 - 77% NRI)	6,754	0 - 1	0	0	50 - 70	47	$5.5 - $7.0	3	
Encinal (75 - 77% NRI)	13,756	-	4	0	80	178	$6.5 - $7.0	11	
Total Eagle Ford	64,650	5 - 6	180	53	50 - 80	755	$5.5 - $8.0	48	13 (60 wells per year)
Tom Hanks (Pearsall)	Included Above	-	1	0	60	39	Exploration	2	
Permian (Reeves Co.) Vertical	40,182	2	16	3	20	688	$3.5 (Target)	43	
Permian (Reeves Co.) Horizontal[4]		4	1	0	660' between laterals	451	$8.0 - $8.5	28	
Total Company	**104,832**	**9 - 12**	**197**	**56**	**20 - 80**	**1,933**	**$3.5 - $8.5**	**121**	**13 - 22**

1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Karnes Trough area includes Dubose and Klotzman
3. Denotes roughly 6,800 net acres in the liquids window of the play
4. Horizontal project count includes potential in multiple horizons (Wolfcamp A, B-C, and 3rd Bone Springs).

Total Company Inventory
+/- 1,950 net wells -- remaining as of 9/30/2013

Forward-Looking Statements and Terminology Used
This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the
Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-
party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors;
regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions; industry trends; and
other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. For filings reporting year-end 2012 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term
“net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.